UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 22, 2011


                          RED MOUNTAIN RESOURCES, INC.
                          ----------------------------
               (Exact name of Company as specified in its charter)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
                             (Address of Registrant)


                                       N/A
          (Former name or former address, if changed since last report)


            Florida                  000-164968              27-1739487
----------------------------    ----------------------  ----------------------
(State or other jurisdiction      (Commission File         (IRS Employer
   of incorporation)                   Number)          Identification Number)


                                 (720) 204-1013
                                 --------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

         On March 22, 2011, Red Mountain Resources, Inc. ("Red Mountain" or the "Company") entered into an agreement with Madison Williams and Company ("Madison Williams"). Under the agreement, Madison Williams will advise, consult with, and assist the Company in various transactions.

         The agreement will terminate after twelve months, unless it is extended by mutual written consent.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements - None.

         (b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit Number         Description

10.1 Letter Agreement dated March 22, 2011 between Red Mountain Resources, Inc. and Madison Williams and Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          RED MOUNTAIN RESOURCES, INC.



                                          By: /s/ Kenneth J. Koock
                                              ----------------------------------
                                              Kenneth J. Koock, Chief Executive
                                              Officer


                                          Date: March 29, 2011